Exhibit 10.62

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				V	1	3
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00020		19-Feb-2013	0010299853-0002
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	SCN01A
ACC-APG NATICK DIVISION 1564 FREEDMAN DRIVE FORT DETRICK MD 21702			DCMA AMERICAS (CANADA) 275 BANK ST. SUITE 200 OTTAWA, ONT. CNK2P-2L6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR 52.232-22 Limitation of Funds

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:  soconnel131058

See attached Summary of Changes for Incremental Funding for CLIN 0001, and extension of end date.

***due to technical problems with this contract writing system (PD2), page two of this modification show s changes to line items that are incorrect and will be fixed upon a system upgrade/correction** The result of this modification is to add incremental funding to CLIN 0001 (SubCLIN 000106) in the amount of $1,700,000  and to extend the end date of CLIN 0001 to 31 March 2013.  This modification does not change the value of any CLINs or total contract value.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
28-Feb-2013
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
P00020

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0002
The total cost of this line item has decreased by $-70,544,571.00 from $70,544,571.00 to $0.00.

CLIN 0003
The total cost of this line item has increased by $41,750,675.00 from $28,793,896.00 to $70,544,571.00.

CLIN 0004
The total cost of this line item has increased by $22,908,460.00 from $5,885,436.00 to $28,793,896.00.

CLIN 0005
The total cost of this line item has increased by $5,885,436.00 from $0.00 to $5,885,436.00.

SUBCLIN 000106 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000106			Job	$0.00	$0.00

HFV-TEKMIRA FFP
Funding for CLIN 0001 FOB: Destination
PURCHASE REQUEST NUMBER: 0010299853-0002

_________________

NET AMT                                                         $0.00

$1,700,000.00
ACRN AG
CIN: GFEBS001029985300001

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000106:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

W9113M-10-C-0057
P00020

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0001 has been changed from:
DELIVERY DATE                                   QUANTITY                        SHIP TO ADDRESS                                                         UIC
28-FEB-2013                                                                                           N/A
FOB: Destination

To:
DELIVERY DATE                                   QUANTITY                        SHIP TO ADDRESS                                                         UIC
31-MAR-2013                                                                                        N/A
FOB: Destination

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $1,700,000.00 from $27,858,692.00 to $29,558,692.00.

SUBCLIN 000106:
Funding on SUBCLIN 000106 is initiated as follows:

ACRN: AG
CIN: GFEBS001029985300001
Acctng Data: 097201320140400000265Y0440406255	A.0011315.3.1.1	6100.9000021001
Increase: $1,700,000.00
Total: $1,700,000.00
Cost Code: A5XAL

(End of Summary of Changes)